UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2012

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2011, William Lyon Homes (the “Company”) and its subsidiaries filed a petition with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to seek approval of the Prepackaged Joint Plan of Reorganization (the “Plan”) of William Lyon Homes (the “Company”) and certain of its subsidiaries.

On February 10, 2012, the Bankruptcy Court confirmed the Plan.

On February 25, 2012, the Company and its subsidiaries consummated the principal transactions contemplated by the Plan, including:

•

the issuance of 44,793,255 shares of the Company’s new Class A Common Stock, $0.01 par value per share (“Class A Common Stock”) and $75 million aggregate principal amount of 12% Senior Subordinated Secured Notes due 2017 (“Second Lien Notes”) issued by the Company’s wholly-owned subsidiary, William Lyon Homes, Inc. (“Borrower”) in exchange for the claims held by the holders of the formerly outstanding notes of Borrower;

•

the amendment of the Borrower’s loan agreement with ColFin WLH Funding, LLC and certain other lenders which resulted, among other things, in the increase in the principal amount outstanding under the loan agreement, the reduction in the interest rate payable under the loan agreement, and the elimination of any prepayment penalty under the loan agreement;

•

the issuance, in exchange for aggregate cash consideration of $25 million, of 31,464,548 shares of the Company’s new Class B Common Stock, $0.01 par value per share (“Class B Common Stock”) and a warrant to purchase 15,737,294 shares of Class B Common Stock; and

•

the issuance of 64,831,831 shares of the Company’s new Convertible Preferred Stock, $0.01 par value per share (“Convertible Preferred Stock”), and 12,966,366 shares of the Company’s new Class C Common Stock, $0.01 par value per share (“Class C Common Stock”), in exchange for aggregate cash consideration of $60 million.

Second Lien Notes and Notes Registration Rights Agreement

Pursuant to the terms of the Plan, on February 25, 2012, the Borrower issued $75.0 million principal amount of 12% Senior Subordinated Secured Notes, due February 25, 2017, to the prior holders of its 7 5/8 % Senior Notes due December 15, 2012, its 10  3/4 % Senior Notes due April 1, 2013 and its 7  1/2 % Senior Notes due February 15, 2014, in exchange for the holders’ claims related to the Borrower’s notes. The Borrower received no net proceeds from this issuance.

Cash interest of 8% on the outstanding principal amount of the Second Lien Notes, or $6 million per year, is due in semi-annual installments in arrears on June 15 and December 15 of each year. The remaining interest of 4% on the outstanding principal amount of the Notes is payable in kind semi-annually in arrears by increasing the principal amount of the Second Lien Notes.

The Second Lien Notes are senior subordinated secured obligations of Borrower and are unconditionally guaranteed on a senior subordinated secured basis by the Company, and by all of the Company’s existing and certain of its future restricted subsidiaries. The Second Lien Notes and the guarantees rank senior to all of Borrower’s and the guarantors’ debt that is expressly subordinated to the Second Lien Notes and the guarantees, but are subordinated to all of the Company’s and the guarantors’ indebtedness under the Amended Loan Agreement (described below), and effectively subordinated any future secured indebtedness of Borrower and the guarantors that is secured on a first-lien basis, to the extent of the value of the assets securing that indebtedness.

The Second Lien Notes are redeemable at the option of Borrower at any time, in whole or in part, at a redemption price equal to 100% of the principal amount redeemed, plus accrued and unpaid interest, if any.

Borrower is 100% owned by the Company. Each subsidiary guarantor is 100% owned by Borrower or the Company. All guarantees of the Second Lien Notes are full and unconditional and all guarantees are joint and several. There are no significant restrictions under the Second Lien Notes Indentures on the ability of the Company or any guarantor to obtain funds from subsidiaries by dividend or loan.

The Second Lien Notes Indentures contain covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make other distributions or repurchase stock; (iii) make investments; (iv) sell assets; (v) incur liens; (vi) enter into agreements restricting the ability of the Company’s restricted subsidiaries (other than Borrower) to pay dividends; (vii) enter into transactions with affiliates; and (viii) consolidate, merge or sell all or substantially all of the Company’s and Borrower’s assets. These covenants are subject to a number of important exceptions and qualifications as described in the Second Lien Notes Indentures.

On February 25, 2012, pursuant to the Reorganization Plan, the Company entered into the Second Lien Notes Registration Rights Agreement (“Second Lien Notes Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights to certain of the parties that received Second Lien Notes pursuant to the Plan. Among other things, the Company will be obligated to file a shelf registration statement covering the resale of the Second Lien Notes held by such parties and will have the ability to suspend the distribution of such securities pursuant to such registration statement in certain circumstances.

The foregoing description of the Second Lien Notes Indenture and the Second Lien Notes Registration Rights Agreement in this Current Report on Form 8-K is a summary only and is qualified in its entirety by reference to the Second Lien Notes Indenture and the Second Lien Notes Registration Rights Agreement, which are attached hereto as Exhibit 4.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Class A Common Stock Registration Rights Agreement.

On February 25, 2012, pursuant to the Reorganization Plan, the Company entered into the Class A Common Stock Registration Rights Agreement (“Class A Registration Rights

Agreement”), pursuant to which the Company agreed to provide certain registration rights to certain of the parties that received shares of the Company’s Class A Common Stock pursuant to the Plan. Among other things, the Company will be obligated to file a shelf registration statement covering the resale of the Class A Common Stock held by such parties and will have the ability to suspend the distribution of such securities pursuant to such registration statement in certain circumstances.

The foregoing description of the Class A Registration Rights Agreement in this Current Report on Form 8-K is a summary only and is qualified in its entirety by reference to the Class A Registration Rights Agreement, which are attached hereto as Exhibit 10.3, and incorporated herein by reference.

Amended Loan Agreement

On February 25, 2012, the Borrower entered into an Amended and Restated Senior Secured Term Loan Agreement (the “Amended Loan Agreement”) with ColFin WLH Funding, LLC, as Administrative Agent (“Admin Agent”), ColFin WLH Funding, LLC, as Initial Lender and Lead Arranger (“ColFin”) and other Lenders who may become assignees of ColFin (collectively, with ColFin, the “Lenders”).

The Amended Loan Agreement amended and restated in its entirety the existing Senior Secured Term Loan Agreement entered into by the Company and ColFin on October 20, 2009 (the “Original Loan Agreement”). The Amended Loan Agreement, which increased the principal amount of the first lien secured loan from $206 Million to $235 Million (the “Loan”), is secured by substantially all of the assets of the Borrower, the Company (excluding stock in the Borrower and certain other assets of the Company) and certain wholly-owned subsidiaries. The Loan is guaranteed by the Company and certain wholly-owned subsidiaries of the Company and the Borrower.

The Amended Loan Agreement amended the Original Loan Agreement by, among other items, (a) reducing the interest rate from 14% to 10 1/4%, (b) eliminating the Company’s obligation to pay the Make-Whole Payment and Exit Fee (as such terms are defined in the Original Loan Agreement) that were payable upon any repayment of any portion of the principal amount (whether or not at maturity) under the Original Loan Agreement, (c) extending the maturity date of the Loan from October 20, 2014 to January 31, 2015, (d) eliminating the requirement that the Company is to maintain a Minimum Tangible Net Worth (as defined therein) of at least $75.0 million and (e) amending certain financial covenants and eliminating certain other financial covenants.

The Amended Loan Agreement continues to contain covenants that limit the ability of the Borrower and the Company to, among other items: (i) incur liens; (ii) incur additional indebtedness; (iii) transfer or dispose of assets; (iv) merge, consolidate or alter their line of business; (v) guarantee obligations; (vi) engage in affiliated party transactions; (vii) declare or pay dividends or make other distributions or repurchase stock; (viii) make advances, loans or investments; (ix) repay debt (including under the Borrower’s Second Lien Notes) and (x) make investments or expenditures outside of the Company’s primary business.

The Amended Loan Agreement contains customary events of default, including, without limitation, failure to pay amounts due in respect of the Loan or otherwise under the Amended Loan Agreement; failure to comply with certain agreements or covenants contained in the Amended Loan Agreement after the administrative agent’s notice of such non-compliance (or in some cases after a period of 30 days after such notice); acceleration of more than $10.0 million of certain other indebtedness; certain insolvency and bankruptcy event; and the occurrence of certain change of control transactions. All or a portion of the Loan may be accelerated upon the occurrence of an Event of Default (as defined therein) under the Amended Loan Agreement.

The foregoing description of the Amended Loan Agreement in this Current Report on Form 8-K is a summary only and is qualified in its entirety by reference to the Amended Loan Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Class B Common Stock and Warrant Purchase Agreement; Convertible Preferred Stock and Class B Common Stock Registration Rights Agreement.

On February 25, 2012, pursuant to the Reorganization Plan, the Company entered into the Class B Common Stock and Warrant Purchase Agreement (the “Class B Purchase Agreement”) with an entity owned and controlled by General William Lyon and William H. Lyon (the “Class B Purchaser”) pursuant to which the Company issued to the Class B Purchaser, on February 25, 2012, 31,464,548 shares of its Class B Common Stock and a warrant to purchase 15,737,294 shares of Class B Common Stock (“Class B Warrant”), in exchange for aggregate cash consideration of $25 million. The Class B Purchase Agreement contains customary representations, warranties and other provisions for investments of this type. The Class B Warrant provides the Class B Purchaser with the right to purchase 15,737,294 shares of Class B Common Stock at an exercise price of $2.07 per share. The expiration date of the Class B Warrant is February 15, 2017. The Class B Warrant contains other customary provisions for a warrant of this type.

In connection with the Class B Purchase Agreement and the Class B Warrant, the Company and the Class B Purchaser entered into a Class B Common Stock Registration Rights Agreement dated as of February 25, 2012 (“Class B Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights to the Class B Purchaser with respect to the Class B Common Stock issued to the Class B Purchaser and issuable pursuant to the Class B Warrant, as well as the securities issuable upon conversion of the Class B Common Stock. Among other things, the Company will be obligated to file a shelf registration statement covering the resale of such securities and will have the ability to suspend the distribution of such securities by the Class B Purchaser in certain circumstances.

The foregoing description of the Class B Purchase Agreement, Class B Warrant and the Class B Registration Rights Agreement in this Current Report on Form 8-K is a summary only and is qualified in its entirety by reference to the Class B Purchase Agreement, Class B Warrant and Class B Registration Rights Agreement, which are attached hereto as Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and incorporated herein by reference.

Convertible Preferred Stock and Class C Common Stock Subscription Agreements; Convertible Preferred Stock and Class C Common Stock Registration Rights Agreement.

On February 25, 2012, pursuant to the Reorganization Plan, the Company entered into Convertible Preferred Stock and Class C Common Stock Subscription Agreements (the “Subscription Agreements”) with certain subscribers (the “Subscribers”) pursuant to which the Company issued to the Subscribers, on February 25, 2012, 64,831,831 shares of its Convertible Preferred Stock and 12,966,366 shares of its Class C Common Stock, in exchange for aggregate cash consideration of $60 million. The Subscription Agreements contain customary representations, warranties and other provisions for investments of this type.

In connection with the Subscription Agreements, the Company and the Subscribers entered into a Convertible Preferred Stock and Class C Common Stock Registration Rights Agreement dated as of February 25, 2012 (“Class C Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights to the Subscribers with respect to the Convertible Preferred Stock and Class C Common Stock as well as the securities issuable upon conversion of the Convertible Preferred Stock and Class C Common Stock. Among other things, the Company will be obligated to file a shelf registration statement covering the resale of such securities and will have the ability to suspend the distribution of such securities by the Subscribers in certain circumstances.

The foregoing description of the Subscription Agreements and the Class C Registration Rights Agreement in this Current Report on Form 8-K is a summary only and is qualified in its entirety by reference to the form of Subscription Agreement and the Class C Registration Rights Agreement, which are attached hereto as Exhibit 10.8 and Exhibit 10.9, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under and Off-Balance Sheet Arrangement.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.04 by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 3.02 by this reference.

Issuance of Shares of Class A Common Stock.

Pursuant to the terms of the Reorganization Plan, on February 25, 2012, the Company issued 44,793,255 shares of the Company’s Class A Common Stock to the holders of the

Borrower’s formerly outstanding notes. These shares of Class A Common Stock, together with the Second Lien Notes, were issued in satisfaction of the holders’ claims arising out of the Borrower’s formerly outstanding notes. The shares of Class A Common Stock were issued pursuant to the Reorganization Plan in reliance on the provisions of Section 1145 of the Bankruptcy Code.

Issuance of Shares of Class B Common Stock and Warrants to Purchase Class B Common Stock.

Pursuant to the terms of the Reorganization Plan and the Class B Purchase Agreement, on February 25, 2012, the Company issued, in exchange for an aggregate cash purchase price of $25 million, 31,464,548 shares of Class B Common Stock and the Class B Warrant which provides the right to purchase 15,737,294 shares of Class B Common Stock. The Class B Warrant expires on February 25, 2017.

The shares of Class B Common Stock and the Class B Warrant were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) the Class B Purchaser confirmed to the Company that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) the owners of the Class B Purchaser had a longstanding relationship with the Company and had access to information requested with respect to the Company, (d) the Class B Purchaser acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, each share of the Company’s Class B Common Stock is convertible at the option of the holder into one share of the Company’s Class A Common Stock. The number of shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock is subject to customary adjustments for stock splits, stock dividends and transactions with similar effect.

Upon the transfer of shares of Class B Common Stock to any party other than General William Lyon, William H. Lyon, certain of their relatives, entities controlled by them or trusts for their benefit, those shares of Class B Common Stock will automatically convert into an equal number of shares of Class A Common Stock. In addition, from and after the Conversion Date (described below), all of the shares of Class B Common Stock will be converted into an equal number of shares of Class A Common Stock if the holders of a majority of the Class B Common Stock vote in favor of such conversion.

The foregoing description of the terms under which the Company’s Class B Common Stock is convertible into shares of Class A Common Stock is a summary only and is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Issuance of Shares of Class C Common Stock and Convertible Preferred Stock.

Pursuant to the terms of the Reorganization Plan and the Subscription Agreements, on February 25, 2012, the Company issued 12,966,366 shares of Class C Common Stock and 64,831,831 shares of Convertible Preferred Stock, in exchange for an aggregate cash purchase price of $60 million.

The shares of Class C Common Stock and Convertible Preferred Stock were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act, and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Class C Common Stock and Convertible Preferred Stock were issued (each such person, a “Class C Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Class C Investor was provided with certain disclosure materials with respect to the Company, (d) each Class C Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Upon the occurrence of the Conversion Date (as defined below), all shares of Class C Common Stock and Convertible Preferred Stock shall be automatically converted into shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class C Common Stock and Convertible Preferred Stock. The number of shares of Class A Common Stock issuable upon the conversion of shares of Class C Common Stock and Convertible Preferred Stock is subject to customary adjustments for stock splits, stock dividends and transactions with similar effect.

Under the Company’s Amended and Restated Certificate of Incorporation, the “Conversion Date” shall be deemed to occur on the earlier of (i) the date on which the majority of the Company’s Class A Common Stock, voting together as a separate class, and the majority of the Company’s Class C Common Stock and Convertible Preferred Stock, voting together as a separate class, vote in favor of the mandatory conversion of the Class C Common Stock and the Convertible Preferred Stock; (ii) the closing by the Company of a sale of its Class A Common Stock in a firmly underwritten public offering where the gross proceeds to the Corporation are $25 million or more and the gross offering price per share to the public of

Class A Common Stock in such offering (without deducting underwriter commissions and offering expenses) is greater than or equal to $1.00; and (iii) if the Class A Common Stock is listed on a national securities exchange, then the date on which the thirty day volume weighted average trading price exceeds $1.00 per share and the aggregate dollar trading volume for such 30 day period is greater than or equal to $4 million.

Prior to the Conversion Date, each share of Class C Common Stock is convertible, at the option of the holder, into one share of Class A Common Stock, and each share of Convertible Preferred Stock is convertible, at the option of the holder, into one share of Class C Common Stock.

The number of shares of Class A Common Stock issuable upon the conversion of shares of Class C Common Stock and the number of shares of Class A Common Stock or Class C Common Stock issuable upon the conversion of the Convertible Preferred Stock is subject to customary adjustments for stock splits, stock dividends and transactions with similar effect.

The foregoing description of the terms under which the Company’s Class C Common Stock and Convertible Preferred Stock are convertible into shares of Class A Common Stock (or shares of Class C Common Stock) is a summary only and is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors.

On February 25, 2012, in connection with the consummation of the transactions described above, and pursuant to the Plan, Harold H. Greene and Alex Meruelo resigned from the Company’s board of directors. These resignations were not due to any disagreement with the Company.

(d) Election of Directors

On February 25, 2012, pursuant to the procedures set forth in the Plan, the following individuals were appointed to the board of directors of the Company: Matthew R. Niemann, Nathaniel Redleaf and Lynn Carlson Schell. Following these appointments, the Company’s board of directors consists of seven directors.

The Company is not aware of any understandings between the new directors or any other persons pursuant to which such individuals were elected as directors. However, pursuant to the Company’s Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto, certain classes of stockholders have the right to elect certain of the Company’s directors.

(e) New Employment Agreements.

On February 25, 2012, the Borrower and the Company entered into an employment agreement with General William Lyon, which provides that General Lyon will continue to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer of the Borrower. In addition, on February 25, 2012, the Borrower and the Company entered into an employment agreement with William H. Lyon, which provides that William H. Lyon will continue to serve as the President and Chief Operating Officer of the Borrower.

The term of each employment agreement expires on December 31, 2014, subject to earlier termination as provided in the employment agreement. Under the employment agreements, General Lyon and William H. Lyon are entitled to annual salaries of $1 million and $500,000 per year, respectively.

Under the employment agreements, each executive has the right to earn a bonus of up to 50% of salary during the 2012 fiscal year. After 2012, bonuses will be established by the Company’s compensation committee. The payment of a portion of the bonuses will be deferred as provided in the employment agreements.

In the event of the termination of the executive’s employment by the Company without “cause” as defined in the employment agreements or the termination by the executive of his employment for “good reason” as defined in the employment agreements, the executive is entitled to receive (i) a payment equal to the greater of 18 months of salary or the amount of salary otherwise payable for the remainder of the scheduled term of employment; (ii) the amount of bonus that the executive would have earned in the year of termination; and (iii) continued health insurance coverage for a specified period of time following termination.

Under the employment agreements, “good reason” will be deemed to have occurred, among other things, (i) if the Company breaches the employment agreement, (ii) the Company ceases to acquire or develop land or materially changes its business, or invests or engages in new businesses that compete with Lyon Management Group, Inc. and/or Lyon Capital Ventures, LLC, (iii) any relocation of the executive’s or the Company’s principal place of business outside of Orange County, California; or (iv) the occurrence of a change of control, as defined in the employment agreement.

In the event of a termination of the executive’s employment due to death or disability, the executive (or his estate) will be entitled to receive (i) a payment equal to the amount of salary otherwise payable for the remainder of the scheduled term of employment; (ii) any deferred and unpaid bonuses; and (iii) continued health insurance coverage for a specified period of time following termination.

The employment agreements include other customary terms and conditions, including confidentiality and non-solicitation covenants.

The foregoing description of the employment agreements for General Lyon and William H. Lyon is a summary only and is qualified in its entirety by reference to the employment agreements, which are attached hereto as Exhibit 10.10 and Exhibit 10.11, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On February 27, 2012, the Company issued a press release in connection with the consummation of the transactions contemplated by the Plan. A copy of this press release press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Investors are cautioned that certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements which are predictive in nature, which depend upon or refer to future events or conditions, or which include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “estimates”, “hopes”, and similar expressions constitute forward-looking statements. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future Company actions, which may be provided by management are also forward-looking statements as defined in the Act. Forward-looking statements are based upon expectations and projections about future events and are subject to assumptions, risks and uncertainties about, among other things, the Company, economic and market factors and the homebuilding industry.

Actual events and results may differ materially from those expressed or forecasted in the forward-looking statements due to a number of factors. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the outcome of any court proceedings; the potential adverse impact of the bankruptcy court proceedings on the Company’s business, financial condition or results of operations; the Company’s ability to successfully implement its core market strategy; worsening in general economic conditions either nationally or in regions in which the Company operates; worsening in the markets for residential housing or further decline in real estate values resulting in further impairment of the company’s real estate assets; volatility in the banking industry and credit markets; terrorism or other hostilities involving the United States; whether an ownership change occurred which could, under certain circumstances, have resulted in the limitation of the Company’s ability to offset prior years’ taxable income with net operating losses; changes in home mortgage interest rates; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; labor shortages; adverse weather conditions, the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; changes in governmental laws and regulations; anticipated tax refunds; the timing of receipt of regulatory approvals; and the opening of projects and the availability and cost of land for future growth.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of William Lyon Homes.

3.2	Amended and Restated Bylaws of William Lyon Homes.

4.1	Indenture, dated as of February 25, 2012, among William Lyon Homes, Inc., as Issuer, the Guarantors (as defined therein) and U.S. National Bank National Association, as Note Trustee and Collateral Trustee is hereby incorporated by reference to Exhibit T3C to the Company’s Form T-3/A (Amendment No. 2), filed on February 22, 2012 (SEC File No. 022-28963-12).

4.2	Form of 12% Senior Subordinated Secured Note Due 2017.

10.2	Form of Second Lien Notes Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes, Inc. and the Holders (as defined therein).

10.3	Form of Class A Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders (as defined therein).

10.4	Amended and Restated Senior Secured Term Loan Agreement, dated as of February 25, 2012, by and among William Lyon Homes, Inc., as Borrower, ColFin WLH Funding, LLC, as Administrative Agent, and ColFin WLH Funding, LLC, as a Lender and Lead Arranger, and the other Lenders party thereto.

10.5	Class B Common Stock and Warrant Purchase Agreement, dated as of February 25, 2012, by and between William Lyon Homes and the Purchaser (as defined therein).

10.6	Warrant to Purchase Shares of Class B Common Stock of William Lyon Homes dated February 25, 2012.

10.7	Class B Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders (as defined therein).

10.8	Form of William Lyon Homes Convertible Preferred Stock and Class C Common Stock Subscription Agreement, dated as of February 25, 2012, by and between William Lyon Homes and the Subscriber (as defined therein).

10.9	Form of Convertible Preferred Stock and Class C Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders party thereto.

10.10	Employment Agreement, dated as of February 25, 2012, by and among William Lyon Homes, William Lyon Homes, Inc. and General William Lyon.

10.11	Employment Agreement, dated as of February 25, 2012, by and among William Lyon Homes, William Lyon Homes, Inc. and William H. Lyon.

99.1	Press Release dated February 27, 2012, issued by William Lyon Homes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated March 5, 2012

	By:	/s/ Matthew R. Zaist
Matthew R. Zaist Executive Vice President

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of William Lyon Homes.

3.2	Amended and Restated Bylaws of William Lyon Homes.

4.1	Indenture, dated as of February 25, 2012, among William Lyon Homes, Inc., as Issuer, the Guarantors (as defined therein) and U.S. National Bank National Association, as Note Trustee and Collateral Trustee is hereby incorporated by reference to Exhibit T3C to the Company’s Form T-3/A (Amendment No. 2), filed on February 22, 2012 (SEC File No. 022-28963-12).

4.2	Form of 12% Senior Subordinated Secured Note Due 2017.

10.2	Form of Second Lien Notes Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes, Inc. and the Holders (as defined therein).

10.3	Form of Class A Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders (as defined therein).

10.4	Amended and Restated Senior Secured Term Loan Agreement, dated as of February 25, 2012, by and among William Lyon Homes, Inc., as Borrower, ColFin WLH Funding, LLC, as Administrative Agent, and ColFin WLH Funding, LLC, as a Lender and Lead Arranger, and the other Lenders party thereto.

10.5	Class B Common Stock and Warrant Purchase Agreement, dated as of February 25, 2012, by and between William Lyon Homes and the Purchaser (as defined therein).

10.6	Warrant to Purchase Shares of Class B Common Stock of William Lyon Homes dated February 25, 2012.

10.7	Class B Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders (as defined therein).

10.8	Form of William Lyon Homes Convertible Preferred Stock and Class C Common Stock Subscription Agreement, dated as of February 25, 2012, by and between William Lyon Homes and the Subscriber (as defined therein).

10.9	Form of Convertible Preferred Stock and Class C Common Stock Registration Rights Agreement, dated as of February 25, 2012, by and among William Lyon Homes and the Holders party thereto.

10.10	Employment Agreement, dated as of February 25, 2012, by and among William Lyon Homes, William Lyon Homes, Inc. and General William Lyon.

10.11	Employment Agreement, dated as of February 25, 2012, by and among William Lyon Homes, William Lyon Homes, Inc. and William H. Lyon.

99.1	Press Release dated February 27, 2012, issued by William Lyon Homes.